UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 15, 2025

Leafly Holdings, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39119	84-2266022
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 1st Avenue Suite 330 PMB 88154
Seattle, Washington		98104-2246
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (206) 455-9504

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	LFLY	The Nasdaq Stock Market LLC
Warrants	LFLYW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On January 15, 2025, Leafly Holdings, Inc. (the “Company”) entered into an amendment (the “Amendment”) to the terms of that certain Note Purchase Agreement, dated January 11, 2022 (the “Note Purchase Agreement”), relating to the Company’s 8.00% Convertible Senior Notes due 2025 (the “Notes”). Concurrently with the Amendment to the Note Purchase Agreement, the Company entered into an amended and restated note (the “Amended and Restated Note”) for the Notes. The Amendment and the Amended and Restated Note, among other things, (i) extended the maturity date of the Notes from January 31, 2025 to July 1, 2025 and (ii) added certain financial maintenance covenants. In addition, the Company has agreed to pay down 12.5% of the outstanding principal of the Notes and all accrued and unpaid interest on the Notes since the last interest payment date on July 31, 2024. The prepayment and interest payment is expected to occur on January 21, 2025. In connection with the Amendment, the Company has agreed to grant the holders of the Notes a security interest in the Company’s assets as collateral to secure the Company’s obligations underlying the Notes, subject to certain exceptions and limitations, by January 31, 2025.

The foregoing descriptions of the Amendment and the Amended and Restated Note do not purport to be complete and are qualified in their entirety by the full text of the Amendment and the Amended and Restated Note, copies of which are attached hereto as Exhibit 10.1 and Exhibit 10.2, respectively, and all of which are incorporated herein by reference.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On January 15, 2025, the Company received written notification (the “Delisting Notice”) from The Nasdaq Stock Market LLC (“Nasdaq”) that the Nasdaq Hearings Panel (the “Panel”) has determined to delist the Company’s common stock and warrants and suspend trading of the securities at the open of trading on January 17, 2025.

As previously reported, on April 9, 2024, the Company received a notification from the Listing Qualifications Staff of Nasdaq notifying the Company that it no longer complied with the minimum $500,000 in net income from continuing operations in the most recently completed fiscal year, or two of the last three fiscal years for continued listing set forth in Listing Rule 5550(b) or any of Nasdaq's alternative continued listing requirements contained in Nasdaq Listing Rule 5550 for companies traded on the Nasdaq Capital Market (the “Continued Listing Standards”).

In connection with the Panel’s decision, Nasdaq will file a Form 25 with the Securities and Exchange Commission (the “SEC”) in accordance with Nasdaq Listing Rule 5830 and Rule 12d2-2 promulgated under the Securities Exchange Act of 1934, as amended, after applicable appeal periods have lapsed.

As a result of the suspension in trading and expected delisting, the Company expects that its common stock and warrants will begin trading publicly on the OTC Pink Open Market under its existing symbols “LFLY” and “LFLYW,” respectively.

The OTC Pink Open Market is a significantly more limited market than the Nasdaq, and quotation on the OTC Pink Open Market will likely result in a less liquid market for existing and potential holders of the Company’s common stock and warrants to trade such securities and could further depress the trading price of the common stock and warrants. The Company can provide no assurance that its common stock and warrants will continue to trade on this market, whether broker-dealers will continue to provide public quotes of the its common stock and warrants on this market, or whether the trading volume of its common stock and warrants will be sufficient to provide for an efficient trading market for existing and potential holders of its common stock and warrants.

The transition of the Company’s common stock and warrants to the OTC Pink Open Market is not expected to affect the Company's business operations or its reporting requirements under the rules of the SEC.

Item 3.03 Material Modification to Rights of Security Holders.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 7.01. Regulation FD Disclosure.

On January 16, 2025, the Company issued a press release announcing its receipt of the Delisting Notice and execution of the Amendment. A copy of the press release is being furnished herewith as Exhibit 99.1.

The information in this Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the expected delisting of the Company’s securities from Nasdaq. These forward-looking statements generally are identified by forward-looking words such as "may," "expect," "will," and "could" or similar words. These forward-looking statements include all matters that are not historical facts. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in such forward-looking statements.

Many factors could cause actual future events to differ materially from the forward-looking statements, including but not limited to those risks and uncertainties described in the "Risk Factors" sections of the Annual Report on Form 10-K filed by the Company with the SEC for the year ended December 31, 2023 and of the Quarterly Report on Form 10-Q filed by the Company with the SEC for the quarterly period ended September 30, 2024, and in the other documents filed by the Company from time to time with the SEC.

The filings referenced in the paragraph above identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to place undue reliance on forward-looking statements, and the Company assumes no obligation and, except as required by law, does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. The Company does not give any assurance that it will achieve its expectations.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	Amendment to the Note Purchase Agreement, dated January 15, 2025, by and among Leafly Holdings, Inc. and the holders party thereto.
10.2

Amended and Restated Note, dated January 15, 2025, by and among Leafly Holdings, Inc. and Ankura Trust Company, LLC, as agent and collateral agent, and Continental Stock Transfer & Trust, as authenticating agent.

99.1	Leafly Holdings, Inc. January 16, 2025 Press Release
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Leafly Holdings, Inc.

Date:	January 16, 2025	By:	/s/ Suresh Krishnaswamy
Suresh Krishnaswamy Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)